UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 23, 2009

Ener1, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	0-21138	59-2479377
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1540 Broadway, Suite 25C, New York, New York		10036
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	212 920-3500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

The following documents are filed with reference to and are hereby incorporated by reference into the Registration Statement on Form S-3 (File No. 333-156609) of Ener1, Inc. filed with the Securities and Exchange Commission on January 7, 2009.

Exhibits

5.1 Opinion of Roetzel & Andress, P.A.
23.1 Consent of Roetzel & Andress, P.A. (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ener1, Inc.

January 23, 2009	By:	/s/ Gerard A. Herlihy
Name: Gerard A. Herlihy
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
5.1	Opinion of Roetzel & Andress, P.A.
23.1	Consent of Roetzel & Andress, P.A. (included in Exhibit 5.1)